Exhibit 99.2

ENTROPIC COMMUNICATIONS, INC.

MANAGEMENT BONUS PLAN

1. GENERAL.

(a) Purpose. The purpose of this Entropic Communications, Inc. Management Bonus Plan, as it may be amended or supplemented from time to time (as amended or supplemented, the “Plan”) is to align management’s interests with those of the stockholders of Entropic Communications, Inc., a Delaware corporation (the “Company”), and to financially reward and retain executive officers and other specified employees of the Company or its Related Corporations (as defined below) for their contributions to the achievement of the Company’s objectives. As used herein, “Related Corporations” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code (“Code”).

(b) Effective Date. The Plan is effective as of January 1, 2010 and shall continue until terminated by the Compensation Committee (“Committee”) of the Board of Directors of the Company (“Board”), or the Board, whichever occurs earlier.

(c) Performance Period. Awards granted under the Plan (“Awards”) are meant to reward Participants (as defined below) for their performance over a specified performance period (“Performance Period”). Generally, the duration of the Performance Period shall be one full calendar year; however, the Committee, at its discretion, may authorize alternative Performance Periods of shorter or longer duration for any number of Participants.

(d) Eligibility and Participation.

(i) Plan participants (the “Participants”) will include all C-level employees and vice presidents of the Company (the “Officers”), and other management level employees of the Company and its Related Corporations as may be specified by the Board, Committee or Chief Executive Officer of the Company (“CEO”) from time to time. Each of the Board and the Committee shall have the authority to recommend and approve other Employees to qualify as Participants in the Plan. As used herein, an “Employee” means an employee of the Company or its Related Corporations.

(ii) Individual Employees are eligible to receive Awards provided they qualify as Participants and are actively employed with the Company or its Related Corporations as of the eligibility date specified by the Committee for the applicable Performance Period until the date that the applicable Awards are paid out under the Plan (“Eligibility Period”) Any exception to this clause (ii) with respect to any Employee must be approved by the Board or Committee, where the Employee is the CEO, or the CEO, in all other cases.

(iii) Unless otherwise specified by the Board or the Committee, each Participant shall only be eligible under one Company bonus plan during a Performance Period.

2. PERFORMANCE OBJECTIVES

(a) Establishment of Performance Objectives. Subject to Section 2(c), the Committee shall have the sole authority to establish, approve and adopt the performance objectives (“Performance Objectives”) and associated bonus payouts for each Performance Period. The Committee shall set forth the Performance Objectives in writing, which the Committee shall generally approve and adopt during the first half of the applicable Performance Period. The Performance Objectives for any Performance Period may include, but shall not be limited to, a combination of financial, business and/or operational goals that may be established for (i) the Company and its Related Corporations, as a whole (the “Company Objectives”), (ii) one or more Company departments or Related Corporations (“Departmental Objectives”), (iii) each individual Participant (“Individual Objectives”), and/or (iv) other combinations of Employees as may be determined in the sole discretion of the Committee.

(b) Determination and Approval of Performance Results. Subject to Section 2(c), the Committee shall have the sole authority to determine if the Performance Objectives applicable to a Performance Period have been met following the end of such Performance Period and the aggregate amount of bonus payouts to be awarded under the Plan for such Performance Period.

(c) Delegation of Authority. The Committee may delegate to the CEO its authority, and the CEO may in turn delegate his or her authority to Officers, to (i) establish, approve and adopt Departmental and Individual Objectives (other than Individual Objectives for the CEO) (collectively, the “Delegable Objectives”), and (ii) determine whether the Delegable Objectives applicable to a Performance Period have been met following the end of such Performance Period. For clarity, (1) the authority to establish, approve and adopt Company Objectives and Individual Objectives for the CEO shall vest solely in the Committee and may not be delegated, and (2) no Officer shall have the authority to establish any Individual Objectives for, or determine whether such Individual Objectives have been met by, himself or herself or for or by Participants who do not directly report to such Officer.

3. AWARDS

(a) Determination of Awards. The value of each Award to be paid to each eligible Participant under the Plan shall be determined and approved by the Committee as soon as administratively practicable following the end of relevant Performance Period. Such actual amounts shall be determined based on the extent to which the Performance Objectives for such Performance Period have been met. The Committee may delegate its authority under this Section 3(a) to the CEO, but the value of any Awards made to any “executive officers” (as such term is defined under the rules and regulations of the Securities and Exchange Commission (“SEC”)) (“Executive Officers”) must be approved or ratified by the Committee.

(b) Payment of Awards. Awards shall be paid as soon as practicable after their values have been determined pursuant to Section 3(a), and after the Committee has approved or ratified, whichever comes later, the individual Awards to Executive Officers, but in no case later than 90 days after the end of a Performance Period, except where an Award payment must be delayed to comply with Section 409A of the Code or as otherwise required under the terms of any Participant agreement with the Company or its Related Corporations.

(c) Types of Awards. Awards shall generally be made in cash; however, the Committee may authorize payment in restricted stock or restricted stock units of the Company granted under the terms of the Company’s 2007 Equity Incentive Plan (or any similar plan authorizing awards paid in the equity of the Company or its Related Corporations).

(d) Adjustments to Award; Deferment and Ineligibility.

(i) If an individual qualifies as a Participant under the Plan after the first day of the Performance Period as a result of a new hire, promotion or transfer, his or her Award, if any, for such Performance Period shall be pro-rated in accordance with the terms of such Participant’s offer letter or promotion/transfer documentation.

(ii) Awards shall be pro-rated and reduced to take into account any Inactive Employment Period during any Performance Period. An “Inactive Employment Period” means the period during which a Participant ceases to have the responsibility for, or authority to perform, the operational duties required by the Participant’s position but his or her employment has not been terminated, and includes, without limitation, any periods of leaves of absence and periods during which Participant has been provided notice of termination but continues to provide services to the Company or its Related Companies at a substantially decreased level of activity.

(iii) If a Participant’s base salary was adjusted during a Performance Period and the Award is based on a percentage of his or her base salary, the base salary used to compute such Award shall be such Participant’s Actual Eligible Earnings (as defined below), instead of such Participant’s base salary at the time of Award determination. As used herein, a Participant’s “Actual Eligible Earnings” shall mean base salary earnings that were or are expected to be reported on such Participant’s W-2 (or its foreign equivalent for Participants outside the United States) for the Performance Period.

(iv) No Awards will be payable to any Participant who becomes ineligible to receive an Award because he or she (A) does not meet the “Participant” definition at the end of the Performance Period as a result of a transfer of position or job responsibilities, or (B) is eligible to receive bonuses under a separate Company bonus plan for any period of time that overlaps with any portion of a Performance Period. However, in such instances, the Committee, if such Participant is an Executive Officer, or the CEO, in all other cases, shall have sole discretion to make an exception to the foregoing and, if so, approve or ratify the value of the Award to be made and to grant such Award to such Participant under the Plan. Any exception approved under this clause (iv) must be in writing to be binding on the Company.

(v) A Participant who is placed on a Performance Improvement Plan or Performance Development Plan (“Performance Plan”) at any time during the Eligibility Period shall not be eligible for any Award under the Plan. However, in such instances, the Committee, if such Participant is an Executive Officer, or the CEO, in all other cases, shall have sole discretion to make an exception to the foregoing and, if so, approve or ratify the value of the Award to be made (which may or may not be adjusted or calculated using any formula approved by the Committee for the applicable Performance Period) and to grant such Award to such Participant under the Plan; provided, however, that no Award shall be granted to such Participant if the Participant’s performance at the end of the Performance Period or Eligibility Period is not deemed to be at a satisfactory level by the Committee, if the Participant is an Executive Officer, or the CEO, in all other cases.

(vi) Unless otherwise approved by the Committee, Participants will become ineligible under the Plan for any Award if Participant’s employment with the Company is terminated, voluntarily or involuntarily, prior to the payment of such Award, except if termination is for reason of death or “permanent disability” (as defined by the Company’s group long-term disability plan). In such case, the Committee, in the case of the CEO, or CEO, in all other cases, has the sole discretion to approve payment to the Participant or Participant’s designated beneficiary, all or a portion of Award earned, if any, based upon the service performed during the Performance Period.

(vii) Participants who terminate their employment with the Company and its Related Corporations for any reason prior to the date an Award is paid, other than as provided in Section 3(d)(vi), shall not be entitled to receive such Award.

4. PLAN ADMINSTRATION

(a) Administration of the Plan. The Committee shall administer the Plan and shall have sole authority to determine the terms and conditions of any and all Awards. The Committee may adopt such rules as it deems appropriate in order to carry out the purpose and administration of the Plan. The Committee shall have the sole right and authority to interpret, administer and apply any and all provisions of the Plan and any related documentation, and to adjudicate any and all disputes with respect to the Plan, and all decisions of the Committee with respect to the Plan shall be final, binding and conclusive on all Participants. Except as expressly set forth to the contrary elsewhere in the Plan, with the exception of the approval or ratification of Awards to any Executive Officer, the Committee may delegate some or all of its authority under the Plan to the CEO or other members of Company management. The Committee may also authorize any one or more of its members, or any member of Company management, to execute and deliver documents on behalf of the Committee with respect the Plan. The Committee shall have the authority to modify or eliminate Performance Objectives during a Performance Period or prior to an Award payment, for any and all reasons or for no reason at all. Any modifications shall be approved by the Committee in writing.

(b) Interim or Partial Payment of Award during a Performance Period. The Committee may authorize an interim or partial Award payment to eligible Participants during a Performance Period. Any interim or partial Award payment will be deducted from the total Award payment due for the Performance Period. Participants must meet all eligibility requirements to be eligible for Awards under this clause (b).

(c) Discretionary Bonus Pool. The Committee, at its sole discretion, may authorize the Company to set aside a specific amount of funds for the purposes of rewarding and recognizing contributions made by eligible Participants during a Performance Period without regard to whether the Performance Objectives have been met (“Discretionary Bonus Pool”). The value of the Discretionary Bonus Pool, timing of its creation and criteria for payment of Awards and Award recipients thereunder shall be determined at the sole discretion of the Committee. The Committee may delegate some or all of its authority to determine such criteria, the list of Award recipients and Award amounts to the CEO or other member of Company management, except that all Awards to Executive Officers made from the Discretionary Bonus Pool must be approved or ratified by the Committee. The timing of any Award payments under the Discretionary Bonus Pool shall be at the discretion of the Committee, but generally shall be concurrent with Award payments that are tied to the achievement of Performance Objectives.

(d) Plan Amendments and Termination. The Committee has the sole right and discretion to modify, suspend, amend or cancel the Plan in total or in part and at any time, with or without notice. Except as otherwise expressly permitted under the Plan, any changes or exceptions to the Plan must be approved in writing approved by the Committee.

(e) Award Adjustments. Notwithstanding anything to the contrary in the Plan, the Committee, at its sole discretion, may reduce, modify or withhold any Award payment.

(f) Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with a payment pursuant to the Plan.

(g) No Additional Participant Rights. The participation of an Employee in the Plan shall not give such Employee any right to be retained in the employ of the Company and the Company specifically reserves the right to dismiss a Participant or to terminate any arrangements pursuant to which any Participant provides services to the Company, with or without cause. No person shall have claim to an Award, except as otherwise provided herein, or to continued participation in the Plan. There shall be no obligation for uniformity of treatment of Participants under the Plan. The benefits provided to Participants under the Plan shall be in addition to and shall in no way preclude other forms of compensation to or in respect of such participants. It is expressly agreed and understood that the employment of a Participant is terminable at the will of either party and, if such Participant is a party to an employment agreement with the Company, in accordance with the terms and conditions of the Participant’s employment agreement.

(h) Change of Control. With respect to Participants who are parties to written contracts with the Company providing for payment of compensation in the event of a change of control, the eligibility for, and the terms and conditions of any Award due, if any, to such Participants shall be determined based on the terms and conditions of such contracts in effect as of the time of such event.

(i) No Assignment. Awards and rights thereto shall not be transferable, except as provided in Section 3(d)(vi). No Participant may create a lien on any funds or rights to which he or she may have an interest, or which is held by the Company for the account of the Participant, under the Plan.

(j) Severability. Each provision in the Plan will be interpreted in such manner as to be valid and effective; however, if any provision shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such provision in such jurisdiction shall not affect the remaining provisions of the Plan and the invalid term shall be deemed to be replaced in such jurisdiction by a valid term which most closely reflect the intent of the Plan.

(k) Governing Law. The validity, construction and effect of the Awards, the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of California, without regard to conflict of laws principles, and applicable federal law. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to) the Plan shall be exclusively in the state and federal courts in the State of California.

(l) 409A. Notwithstanding any provision of the Plan to the contrary, all Awards are intended to be exempt from or, in the alternative comply with, Section 409A of the Code and the interpretive guidance thereunder, including exceptions for short-term deferrals.

(m) Chargeback. The Company retains the right for a period of three (3) years or the length of the Participant’s employment, whichever is shorter, to recover, or chargeback, any portion of any Award(s) made to Participants under the Plan which are subsequently found to be unearned for any reason, including, without limitation, restatement of financial results, customer returns, overpayments or calculation errors. Such recoverable amounts shall be due on demand from the Participant; however, at the Committee’s sole discretion, such amount may be deducted from future bonus or salary payments or paid under the terms of a payment plan authorized by the Committee.

(n) Claw Back. The Committee and Company reserve the right to cancel or require reimbursement of an Award or any portion thereof granted under the Plan to any “named executive officer” (as such term is defined under the rules and regulations of the SEC), if the Company determines in good faith that such officer has engaged in misconduct that caused the Company to disclose inaccurate or incomplete financial results in its SEC reports, regardless of whether such action results in the Company being required to restate its financial results.

(o) Procedures and Practices. A copy of the Plan will be made available to all eligible Participants.